                                                                EXHIBIT 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          ORDER FULFILLMENT AGREEMENT

This Order Fulfillment Agreement ("Agreement") is entered into effective as of the 1st day of February 1999, by and between Buy.com, Inc. ("Retailer") and i.FILL, a division of Valley Media, Inc. ("Valley").

                                  BACKGROUND

A.  Valley is a distributor of pre-recorded music products ("Product")

B. Valley has created databases known as "audiofile" and audiotrax" containing information regarding Product.

C. i.FILL provides to various retailers "direct-to-consumer" order fulfillment services, pursuant to which i.FILL picks, packs and ships Product to the retailer's customers.

D. Retailer intends to operate on the World Wide Web an "on-line retail store" (the "Site") through which it intends to sell Product.

                                   AGREEMENT

Subject to the terms and conditions set forth below, the parties agree as follows:

1. BASIC AGREEMENT. Retailer and i.FILL agree to develop a computer and customer service interface for the purposes of conducting small order Product transactions via an on-line music store and other direct response marketing efforts. Retailer will build and maintain a web site. Retailer will also conduct all marketing and merchandising efforts, collect all orders and send such orders to i.FILL via EDI. i.FILL will be responsible for picking, packing and shipping the orders directly to Retailer's customers.

2. EXCLUSIVITY. i.FILL will be the exclusive supplier of Product and related Product order fulfillment services for Retailer.

3. TECHNICAL ASSISTANCE. i.FILL shall provide technical assistance to Retailer for the testing of their EDI transmission of orders to Valley's Bulletin Board System or FTP server.

4. AUDIOFILE DATABASE. i.FILL will license the audiofile License Agreement attached hereto as Exhibit A for an annual license fee of [***]. The fee for
                                                               ---
    the first year of the initial term of this Agreement is due and payable on the date of this Agreement. The fees for the subsequent years of the initial term of this Agreement are due and payable upon the anniversary dates of this Agreement.

5. AUDIOTRAX DATABASE. i.FILL will license the audiotrax database to Retailer under terms and conditions set forth in the audiotrax License Agreement attached hereto as Exhibit B for an annual license fee of [***]. The fee for
                                                               ---
    the first year

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    of the initial term of this Agreement is due and payable on the date of this Agreement. The fees for the subsequent years of the initial term of this Agreement are due and payable upon the anniversary dates of this Agreement.

6. INCREMENTAL MARKETING DOLLARS. i.FILL will provide Incremental Marketing Dollars (IMD) to Retailer which includes co-op advertising funds and market development funds. Retailer agrees to utilize Valley as its exclusive agency for procurement of such funds relating to Product. i.FILL will credit Retailer IMD funds procured less [***]. Should Retailer meet its minimum annual net Product sales goal ("Volume Goal") for any given year as described in Section 7 herein and has adhered to and obeyed all [***], i.FILL will guarantee the procurement of IMD funds to be [***] of Retailer's annual net Product sales for that year. If, in any year as defined in
    Section 7, Retailer has met its Volume Goal and adhered to [***], but i.FILL has not yet procured [***] of Retailer's annual net Product sales in IMD funds, i.FILL will credit Retailer with the difference between [***] received and [***] of Retailer's annual net Product sales. If, in any given year, Retailer does not meet its Volume Goal or does not adhere to all [***], i.FILL will guarantee only the IMD funds that have been procured to date for that year. IMD Funds shall be paid on a quarterly basis.

7. PRODUCT PRICING. Except as otherwise set forth in this Agreement, for the term of this Agreement, i.FILL will sell Product to Retailer [***], as
                                                                  ---
    described in [***] attached hereto as Exhibit C, provided, however, that
                  ---
    Retailer meets the minimum annual Volume Goals during the term of the agreement as set forth below:

        Time Period                    Annual Net Product Sales Volume Goal
        -----------                    ------------------------------------
          [***]                        [***]
           ---                          ---
          [***]                        [***]
           ---                          ---

    If at the end of any given year defined above, Retailer has not met the minimum Volume Goal, Retailer will be debited the equivalent of [***]
                                                                     ---
    percent ([***]) of its gross Product sales of that year.
              ---

    7.1   Average Cost. For purposes of this Agreement, "Average Cost" means the
          ------------
          average price paid by Valley for each Product by Stock Keeping Unit ("SKU"). Average Cost is calculated as follows: as Product is purchased by Valley, the costing system recalculates, at the time of receipt processing, the average price for each SKU in Valley's inventory. This costing system incorporates full case pack purchases (i.e., "Box Lots") as well as purchases in less than Box Lot quantities (i.e., "Loose Piece" purchases), each by SKU. The Average Cost calculation includes Box Lot incentives, new release discounts, ongoing and periodic catalog discounts, and one-time discounts. The Average Cost calculation does not include cash discounts for timely payment by Valley,

______________________

     *Confidential treatment is requested for confidential information enclosed in brackets and underlined.

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

          return incentives, advertising incentives or volume rebates. In addition, specially negotiated prices on purchases from secondary, nontraditional sources (e.g., inventory purchased in connection with corporate acquisitions, outsourcing contract, and liquidation), shall not be included in the Average Cost calculation.

     7.2  [***]. The Cost Plus Pricing for CD singles and cassette singles, (as
           ---
          described in the audiofile documentation provided to Retailer from time to time and referred to in section 16.3 below) will be [***]. A
                                                                       ---
          copy of the current audiofile user documentation is attached hereto as Exhibit D.

     7.3  [***]. Retailer acknowledges that the price charged by i.FILL to its
           ---
          customers for Product sold to such customers ("Product Pricing") reflects the cost of Product to i.FILL, as well as the customer's order volume, payment terms, fulfillment costs, exclusivity requirements, the term of agreement with the customer, product mix purchased by the customer, and the service standards offered to the customer.

          7.3.1 The Product Pricing offered to Retailer by i.FILL shall be [***], meaning that the Product Pricing offered to Retailer
                  ---
                 shall be [***] to [***] when taking into account all the
                           ---      ---
                 factors set forth above, provided that [***]. The term [***]
                                                         ---             ---
                 refers to i.FILL's direct-to-consumer customers who receive Cost Plus Pricing.

          7.3.2  In the event that i.FILL or Valley offers [***] to any other
                                                            ---
                 similarly situated direct-to-consumer customer, Retailer shall immediately be entitled to [***] provided that Retailer also
                                             ---
                 agrees to accept any other terms and conditions imposed upon
                 [***] including, without limitation, sales volume requirements,
                  ---
                 payment terms, fulfillment fees, term of the agreement, product categories purchased, and level of service offered [***].
                                                                     ---

8. CUSTOM INVOICE. i.FILL will create a custom invoice with Retailer's logo, product return and customer service information printed on same. The usual [***] one-time charge will be waived by i.FILL.
     ---

9. ORDER PLACEMENT. Retailer will collect orders and send such orders to i.FILL via EDI.

    9.1  Pre-orders. Retailer shall collect pre-orders until four days prior to
         ----------
         the date that a new release title is first to be made available to consumers (the "street date"), at which point such pre-orders will be forwarded in a separate batch to i.FILL on the date and time of day required by i.FILL. i.FILL shall ship all pre-orders no later than street date minus one day, provided i.FILL has received the new release title(s) from the label/distributor of such new release(s) in time for

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

          processing. If a street date is delayed, Retailer will be responsible for holding the pre-orders until four (4) days before the new street date.

     9.2  Back Orders. i.FILL shall ship the in-stock items of an order as set
          -----------
          forth in this Agreement and, except as set forth in this section, will cancel the out of stock items. Retailer may elect to have i.FILL hold an order that has one or more items out of stock until it is completely fulfilled by typing a "Y" in the "ship complete" field of the EDI inbound specifications. Retailer will inform i.FILL of the number of days, up to a maximum of 25 days (the "hold Period"), that i.FILL is to hold the "ship complete" orders before shipping the available products and canceling the out of stock products. In the event that all products included in an order are out of stock, i.FILL will hold the order for the Hold Period before canceling the order (subject to prior cancellation of such order by Retailer).

10.  ORDER FULFILLMENT. The following sets forth i.FILL's fulfillment practices:

     10.1 Priority. Priority orders are defined as orders shipped domestically
          --------
          for overnight or second-day air freight delivery. Priority orders received on any business day by 10:00 a.m. Pacific Time ("PT") will be shipped on the same day. Orders received after 10:00 a.m. PT will be shipped the following business day.

     10.2 Standard. Standard orders are defined as all orders shipped
          --------
          domestically or internationally for other than overnight or second-day air freight delivery. On any business day that i.FILL receives Standard orders by 1:00 p.m. PT, it will ship the orders the following business day. Standard orders received after 1:00 p.m. PT will be deemed received the next business day and i.FILL will ship these orders the business day after the day they are deemed to be received.

     10.3 Peak Periods. The first day of a business week and any day on which
          ------------
          order volume is greater than [***] above average (calculated on a
                                        ---
          floating 30-day basis) is defined as a Peak Period. i.FILL shall use best efforts to adhere to the fulfillment policies set forth above during Peak Periods, but its failure to so adhere during Peak Periods shall not be considered a default under this Agreement.

11. FULFILLMENT FEES. Unless otherwise provided in this Agreement, Retailer agrees to pay i.FILL the following fees for each order fulfilled by i. FILL.

     11.1 Packing and Handling Fees i.FILL will pick, pack and prepare Product
          -------------------------
          for shipment to Retailer's customers for a fee of [***] per first unit
                                                             ---
          in a given order and [***] per subsequent unit in that same order.
                                ---

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     11.2 Surcharges Retailer agrees to pay to i.FILL the following surcharges
          ----------
          as applicable:

          11.2.1 International Shipment Surcharge. Surcharge of [***] per order
                 --------------------------------                ---
                 shipped internationally via integrated carrier.

          11.2.2 USPS Priority Mail Insured Surcharge. Surcharge of [***] per
                 ------------------------------------                ---
                order shipped USPS Priority Mail Insured.

          11.2.3 Manual Processing Surcharge. In the event i.FILL receives an
                 ---------------------------
                 order by any other means EDI transmission (i.e., by mail, facsimile, etc.) a surcharge of [***] per order shall be
                                                  ---
                 assessed.

12.  SHIPPING

     12.1 Risk of Loss. All shipments under this Agreement shall be F.O.B.
          ------------
          Valley's shipping facility. Title and risk of loss wit respect to all orders and products shipped by i.FILL or Valley under this Agreement shall pass to Retailer or its customers upon delivery of the products to the carrier at the point of shipment. In the event of shipping damage or orders lost in shipment, i.FILL will assist in filing a claim on behalf of Retailer and will credit Retailer any amounts received or credits to i.FILL in connection with each claim.

     12.2 Choice of Carrier i.FILL will ship the order with the carrier
          -----------------
          requested by Retailer or its customer. i.FILL will cancel any order with the carrier requested by Retailer or its customer. i.FILL will cancel any order for which the delivery address is not serviced by the indicated carrier, and will promptly notify Retailer of the same. Retailer shall have the option to retransmit the order to be shipped via an alternate i.FILL supported carrier.

     12.3 Shipping Costs. i.FILL will invoice Retailer's customers at such rates
          --------------
          as are requested by Retailer. Retailer will pay i.FILL shipping costs per the shipping tables attached hereto as Exhibit E (as mentioned from time to time by i.FILL). i.FILL will provide Retailer written notice of shipping rate changes and the effective date of such changes. i.FILL represents that the shipping costs charged to Retailer are its actual shipping costs (not considering rebates).

13.  PRODUCT RETURNS

     13.1 Definitions.
          -----------

          13.1.1 Rejected Returns: Any of the following: accessories; blank
                 ----------------
                 tape; counterfeit Product; imports; promos; limited editions; Product identified in audofile as non-returnable; Product sold by a record club; Product sold

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                 on an one-way basis; Product with a last customer return date (as defined in the audiofile license agreement) prior to the date the returned product is received by i.FILL; Product without the original artwork or liner notes; Schwann Guides; shopworn Product (items that have damage to the artwork, have foreign substance on the media or have been defaced); and vinyl Product.

          13.1.2 Breached Product. Any Opened CDs from the following companies:
                 ----------------
                 Intersound; Polygram Distribution ("PGD"); RYKO; Sony Music Entertainment ("Sony"); Universal ("UNI"); and Warner, Electra and Atlantic ("WEA"). Any Opened PGD cassettes are considered Breached.

          13.1.3 Opened Product: Any Product with the top spine label or
                 --------------
                 original manufacturer's shrink wrap or "dog bone" holographic sticker removed or cut in any way.

          13.1.4 Defective Product: Any Opened Product that is identified as
                 -----------------
                 defective when returned and which is actually defective.

          13.1.5 Accepted Returns. Any Product which is neither Rejected Return
                 ----------------
                 nor Breached Product.

     13.2 Return Policy. Accepted Returns are returnable and eligible for return
          -------------
          credit to Retailer. Rejected Returns and Breached Product are non-returnable and not eligible for return credit to Retailer.

     13.3 Return Fees. In the event i.FILL receives Rejected Returns or Breached
          -----------
          Product from Retailer or its customers, the Product will be returned to Retailer at [***] per unit processing charge will be imposed.
                          ---
          Retailer may elect to have i.FILL keep the Product to avoid the [***]
                                                                           ---
          per unit processing charge.

     13.4 Refurbishing Fees. Retailer will pay a [***] per unit refurbishing fee
          -----------------                       ---
          on all Accepted Opened Product except for Defective Product.

     13.5 Restocking Fees. Retailer will pay a [***] Restocking Fee for
          ---------------                       ---
          processing all Accepted Returns except for Defective Product and Unopened Product returned as incorrect items.

     13.6 Reshipping. i.FILL will accept and reship orders returned by
          ----------
          Retailer's customers at no Restocking or additional Fulfillment Charge if the returned Product falls into any of the following categories:
          (1) Unopened items returned as incorrect items shipped (items included in the package that were not listed on the

______________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      invoice); (2) items listed on the invoice as fulfilled, but reported as missing by the consumer; and (3) correct items returned as Defective, but not Breached.

13.7  Return Processing Information. Return processing information will be
      -----------------------------
      posted daily to i.FILL's Bulletin Board System or FTP server.

13.8  Modifications. i.FILL reserves the right to modify its return policies
      -------------
      from time to time. Such modifications shall be effective upon Receipt by Retailer of written notice thereof.

14.   OPTIONAL SERVICES

      14.1  Paper Inserts  Retailer will pay a fee of [***] per Paper Insert
            -------------                              ---
            packed by i.FILL at the request of Retailer in product shipped under this Agreement. Retailer shall supply the Paper Inserts at no cost to i.FILL. For purposes of this paragraph, Paper Inserts are defined as lightweight, paper-based, promotional items the same size or smaller than a standard single CD, or pre-folded to such size.

      14.2  Merchandise Inserts. At Retailer's request, i.FILL will pack
            -------------------
            Merchandise Inserts (promotional inserts other than the Paper Inserts described in paragraph 14.1) in its orders at a cost to be negotiated by the parties. Retailer shall supply Merchandise Inserts at no cost to i.FILL.

      14.3  Exclusive Merchandise. Upon request by Retailer, i.FILL will
            ---------------------
            receive, warehouse and ship Exclusive Merchandise sold through Retailer for a fee to be negotiated after a sample has been received and reviewed for packing and shipping requirements. For merchandise that is standard product (single CDs or cassettes and single VHS) a management fee of [***] per unit will be applied.
                               ---

      14.4  Insert Bar Codes. A unique UPC bar-code is required for each Paper
            ----------------
            or Merchandise Insert. Retailer should purchase and apply a proprietary bar-code on all inserts. At Retailers request or if the bar-code does not meet Valley's standards, i.FILL will create and apply a bar-code for a fee of [***] per applied bar-code.
                                           ---

      14.5  Custom Price Stickers. At Retailers request, i.FILL will apply
            ---------------------
            customer price stickers for a fee of [***] per applied sticker.
                                                  ---

15. BILLING AND PAYMENT Pending i.FILL's review and approval of Retailers credit application, i.FILL will extend credit to Retailer under the following terms and conditions:

___________________________

      [***] Confidential treatment has been requested for the bracketed
       ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                                     Buy.com____
                                                                      i.FILL____

     15.1 Invoices and Account Reconciliation. i.FILL will provide Retailer with
          -----------------------------------
          an account reconciliation on a monthly basis. Invoices are due and payable thirty (30) days after the invoice date.

     15.2 Past Due Amounts. [***]Furthermore, all overdue balances not paid
          ----------------   ---
          within [***] after the invoice date, will be assessed interest at the
                  ---
          lesser of [***] or the maximum interest rate allowable by law,
                     ---
          beginning on the due date. i.FILL, in its sole discretion, may refer collection of any past due amount to any agency or attorney, and Retailer will be liable for the payment of all costs and expenses, including reasonable attorney's fees, associated therewith.

16.  PROPRIETARY RIGHTS.

     16.1 Confidential Information. The term "Confidential Information" refers
          ------------------------
          to this Agreement and the subject matter of this Agreement and to all information which one party furnishes or makes available to the other party and all information related to one party's business which the other party and all information related to one party's business which the other party acquires in the course of performing its obligations under this Agreement. Disclosure of Confidential Information by a party is forbidden except in the following circumstances: (i) to employees and outside parties, but only to the extent necessary to fulfill its obligations under the Agreement; (ii) if the Information disclosed is already publicly known through no fault of the disclosing party; (iii) if the information is required to be disclosed by law or legal process, provided that the party, from whom disclosure is promptly required, gives the other party notice and agrees to cooperate with the non-disclosing party as that party may reasonably request to oppose disclosure; and (iv) in connection with a party's initial public offering; provided, however, that the disclosing party shall take reasonable measures to keep Confidential Information confidential, including requesting confidential treatment of this Agreement by any governmental authority and/or any other person or third party reviewing the Agreement in connection with the public offering. Under no circumstances may Retailer disclose Confidential Information including, but not limited to, any information obtained during Retailer's i.FILL site visit, to any of Retailer's outside directors; provided, however, that Retailer may disclose general financial information (i.e., sales of Product) to its outside directors to the extent required by law. i.FILL (including its principals or affiliates) agrees not to use Retailer's customers' data for any commercial or improper purposes.

     16.2 Transaction Information. Both parties shall use best efforts to ensure
          -----------------------
          maximum security of transaction information maintained on each party's computer system including, but not limited to, the names, addresses and products ordered by Retailer's customers.

     16.3 audiofile Database. User documentation for the audiofile database is
          ------------------
          attached hereto as Exhibit D. The rights to intellectual property related to the audiofile database are governed by the audiofile License, attached hereto as

                                                                     Buy.com____
                                                                      i.FILL____

          Exhibit A. Any termination of this Agreement will automatically terminate the audiofile License, and any termination of the audiofile License will automatically terminate this Agreement.

     16.4 audiotrax Database. User documentation for the audiotrax database is
          ------------------
          attached hereto as Exhibit F. The rights to intellectual property related to the audiotrax database are governed by the audiotrax License, attached hereto as Exhibit B. Any termination of this Agreement will automatically terminate the audiotrax License, and any termination of the audiotrax License will automatically terminate this Agreement.

     16.5 No Rights to Marks. Each party is hereby granted no rights in or to
          ------------------
          the other party's Marks. "Marks" means the trademarks, service marks, trade names or other marks, registered or otherwise, used by either i.FILL or Retailer, as applicable.

17.  TERM

     17.1 Term. The term of this Agreement begins on the date of this Agreement
          ----
          and ends two (2) years thereafter (the "Initial Term"). Unless and until i.FILL provides at least six (6) month's prior written notice of its intention not to extend the term of this Agreement or Retailer provides at least ninety (90) days prior written notice of its intention not to extend the term of this Agreement, this Agreement shall automatically renew for additional one (1) year terms (each a "Renewal Term", the Initial Term and all Renewal Terms to be collectively referred to as the "Term")

     17.2 Early Termination. Either party may terminate this Agreement upon
          -----------------
          thirty (30) days' written notice under the following conditions:

          17.2.1 Either party may terminate this Agreement, absent a material breach, if i.FILL discontinues fulfillment services to on-line customers or Retailer discontinues the on-line sale of Product.

          17.2.2 i.FILL or Retailer delivers to the other party a 30-day written notice of termination for a material breach of this Agreement, and the other party fails to cure such a breach within thirty (30) days.

18. LIMITATION OF REMEDIES AND EXCLUSION OF WARRANTIES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM OF ACTION. ALL PRODUCT SOLD HEREUNDER IS SOLD "AS-IS" AND i.FILL EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO PRODUCT SOLD UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PURPOSE.

                                                                     Buy.com____
                                                                      i.FILL____

19.  REPRESENTATIONS AND WARRANTIES.

     19.1 i.FILL's Representations and Warranties.
          ---------------------------------------

          19.1.1 i.FILL has the right and authority to enter into this Agreement.

          19.1.2 The Products delivered by i.FILL to Retailer's customers in substantially the same condition as they were in when they were received by Valley in Valley's distribution facility.

     19.2 Retailers Representations and Warranties.
          ----------------------------------------

          19.2.1 Retailer has the right and authority to enter into this Agreement

          19.2.2 Retailer will not include any content on its website that infringes on the intellectual property rights, including copyright and trademark rights, of any third party.

          19.2.3 Retailer will abide by its terms of service and privacy policies.

20. INDEMNIFICATION. Both parties will, at all times, indemnify and hold the other party harmless from any third and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any breach or alleged breach by such party of any warranty or representation made by such party in this Agreement. Both parties will further indemnify and hold the other party harmless for any and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of (i) any infringement or alleged infringement of intellectual property belonging to a third-party; or (ii) any violation of any applicable Federal or State law, rule, regulation, or ordinance.

21. FORCE MAJEURE. Neither party will be liable for failure to perform, or the delay in performance of, any of its obligations under this Agreement if, and to the extent, that such failure or delay is caused by events substantially beyond its control, including, but not limited to, acts of God, acts of the public enemy or governmental body in its sovereign or contractual capacity, war, fire, floods, strikes, epidemics, quarantine restrictions, civil unrest or riots, freight embargoes and/or unusually severe weather. Lack of funds by either party shall not excuse timely performance. The party so affected shall use commercially reasonable efforts to avoid or remove such causes of non-performance or delay, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. If any such non-performance or delay continues for more than sixty (60) days, the unaffected party may elect to terminate this Agreement without liability or any liquidated or other damages upon written notice to the other party.

22.  GENERAL.

     22.1 Notice. All notices, including those related to product pricing,
          ------
          ordering and fulfillment policies that will have a material impact on the other party's

                                                                     Buy.com____
                                                                      i.FILL____
          business, shall be in writing and delivered by certified mail, postage prepaid and return receipt requested, or transmitted either by facsimile or electronic mail if confirmed contemporaneously by such mailing, to the addresses provided in writing, from time to time by the parties.

     22.2 Entire Agreement; Amendments. This Agreement constitutes the entire
          ----------------------------
          agreement of the parties concerning the subject matter hereof, superseding all prior proposals, negotiations and agreements concerning the subject matter of this Agreement. No representation or promise relating to and no amendment of this Agreement will be binding unless it is in writing and signed by authorized representatives of both parties.

     22.3 Assignment. This Agreement may not be assigned by either party without
          ----------
          first obtaining the other party's written consent, which shall not be unreasonably withheld. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of successors and permitted assigns of the parties hereto.

     22.4 Captions; Waiver; Severability. The captions appearing n this
          ------------------------------
          Agreement are inserted only as a matter of convenience and in no way define, limit, construe o describe the scope or interpretation of this Agreement. No waiver by a party of any breach of any provision of this Agreement will constitute a waiver of any other provision of this Agreement. If any provision of this Agreement shall be held invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired, and such remaining provisions shall remain in full force and effect.

     22.5 Governing Law and Arbitration. This Agreement shall be construed and
          -----------------------------
          enforced pursuant to the laws of the State of California. If the parties are unable to settle any disagreements regarding this Agreement or the project contemplated by this Agreement, such disagreements shall be submitted to binding arbitration within the State of California under the rules of the American Arbitration Association as then in effect.

     22.6 Counterparts. This Agreement may be executed in one or more
          ------------
          counterparts, all of which will be considered one and the same agreement, and will become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party. Facsimile signatures shall be considered original in all respects.

In witness whereof, the parties hereto have executed this Agreement effective as of the date first above written.

i.FILL, a division of                        BUY.COM

VALLEY MEDIA, INC.

By:  _____________________________           By:  ______________________________

Its: _____________________________           Its: ______________________________

                                                                     Buy.com____
                                                                      i.FILL____

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

                             SCHEDULE OF EXHIBITS

                     EXHIBIT A           audiofile License

                     EXHIBIT B           audiotrax License

                     EXHIBIT C           Average Cost Movement Worksheet

                     EXHIBIT D           audiofile User Documentation

                     EXHIBIT E           Shipping Tables

                     EXHIBIT F           audiotrax User Documentation

                                                                     Buy.com____
                                                                      i.FILL____

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